Non-Qualified Stock Option Agreement
     This NON-QUALIFIED STOCK OPTION AGREEMENT, dated as of this ___day of                     , 200___, by and between Energy West, Incorporated, a Montana corporation (the “Company”), and                      (the “Optionee”).
     Pursuant to the Energy West, Incorporated 2002 Stock Option Plan (the “Plan”), the Compensation Committee has determined that the Optionee is to be granted a Non-Qualified Stock Option (the “Option”) to purchase shares of the Company’s common stock, on the terms and conditions set forth herein. It is intended that the Option shall not constitute an “Incentive Stock Option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Any capitalized terms not defined herein shall have the meaning set forth in the Plan.
     1. Number of Shares and Option Price. The Option entitles the Optionee to purchase [___] shares of the Company’s common stock, par value $.15 per share (the “Option Shares”), at a price of [___] per share (the “Option Price”).
     2. Period of Option. The term of the Option and of this Option Agreement shall commence on the date hereof (the “Grant Date”) and terminate upon the earlier of (i) the expiration of ___years from the Grant Date, or (ii) the occurrence of one of the events set forth under Section 6.4.1 of the Plan. Upon termination of the Option, all rights of the Optionee hereunder shall cease.
     3. Vesting of Options.
     Option 1: Immediate Vesting
     The Option Shares granted hereunder shall be fully vested and nonforfeitable at all times, except as otherwise provided herein.
     The right of the Optionee to purchase Shares may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above[, but in no event earlier than ___months following the Grant Date].
     Option 2: Graduated Vesting
     For so long as the Optionee is employed by or provides services to the Company or a Subsidiary, the Option Shares granted hereunder shall vest as follows:
     (a)                      percent (___%) of the Option Shares (rounded down to the nearest whole number of shares) on ___;
     (b) An additional                      percent (___%) of the Option Shares (rounded down to the nearest whole number of shares) on                     ; and
     (c) The remainder of the Option Shares on                     .
     Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control (subject to the limitations set forth in the Plan).

     The right of the Optionee to purchase shares with respect to which this Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above[, but in no event earlier than ___months following the Grant Date].
     Option 3: Cliff Vesting
     For so long as the Optionee is employed by or provides services to the Company or a Subsidiary, the Option Shares granted hereunder shall vest on                     . Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control (subject to the limitations set forth in the Plan).
     The right of the Optionee to purchase shares with respect to which this Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above[, but in no event earlier than ___months following the Grant Date].
     4. Non-transferability of Option. The Option and this Option Agreement shall not be transferable otherwise than by will or by laws of descent and distribution; and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee or by the Optionee’s legal representative.
     5. Exercise of Option. The Option shall be exercised in the following manner: the Optionee, or the person or persons having the right to exercise the Option upon the death or Disability of the Optionee, shall deliver to the Company written notice specifying the number of vested Option Shares which the Optionee elects to purchase, together with either (i) cash, (ii) shares of Company common stock having Fair Market Value determined as of the date of exercise, or (iii) any combination of the above, the sum of which equals the total price to be paid upon the exercise of the Option, and the stock purchased shall thereupon be promptly delivered. The Optionee will not be deemed to be a holder of any shares pursuant to exercise of the Option until the date of issuance to the Optionee of a stock certificate for such shares and until the shares are paid in full.
     6. Termination of Service.
     If the Optionee incurs a Termination of Service by the Company or a Subsidiary for Cause, the Optionee’s unexercised Option Shares, irrespective of whether or not vested, shall be immediately forfeited.
     If the Optionee incurs a Termination of Service due to death or Disability, the Optionee may exercise his or her unexercised and vested Option Shares for a period of up one (1) year following the Optionee’s Termination of Service.
     If the Optionee incurs a Termination of Service for any reason other than described in (a) or (b) above, the Optionee may exercise his or her unexercised and vested Option Shares for a period of up ninety (90) days after the Optionee’s Termination of Service.
     7. Notices. Any notice required or permitted under this Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee either at the Optionee’s address set forth below or such other address as the Optionee may designate in writing to the Company, or the Company: Attention: Board of

Directors/Corporate Secretary, at the Company’s address or such other address as the Company may designate in writing to the Optionee.
     8. Withholding of Taxes. As a condition to the issuance of the Option Shares, the Optionee shall (a) remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state or local laws as a result of the exercise of the Option; or (b) instruct the Company to withhold in accordance with applicable law from any compensation payable to the Optionee the taxes required to be held by the Company under federal, state or local laws as a result of the exercise of the Option; or (c) instruct the Company to withhold such number of shares as are necessary for the fair market value of such shares to equal the amount of taxes required to be withheld by the Company, under federal, state, or local laws as a result of the exercise of the Option. The determination of the amount of any such withholding shall be made by the Company.
     9. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.
     10. Incorporation of Plan. The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement are subject to all terms and conditions of the Plan.
     11. Amendments. This Option Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.
     12. Successors and Assigns. This Option Agreement shall inure to the benefit of and be binding upon the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
     IN WITNESS WHEREOF, the parties have executed this Option Agreement on the day and year first above written.

COMPANY:	ENERGY WEST, INCORPORATED

By:

Title:

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan herein incorporated by reference.

OPTIONEE:

Incentive Stock Option Agreement
     This INCENTIVE STOCK OPTION AGREEMENT, dated as of this ___day of                     , 200___, by and between Energy West, Incorporated, a Montana corporation (the “Company”), and                      (the “Optionee”).
     Pursuant to the Energy West, Incorporated 2002 Stock Option Plan (the “Plan”), the Compensation Committee has determined that the Optionee is to be granted an Incentive Stock Option (the “Option”) to purchase shares of the Company’s common stock, on the terms and conditions set forth herein. It is intended that the Option shall constitute an “Incentive Stock Option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Any capitalized terms not defined herein shall have the meaning set forth in the Plan.
     1. Number of Shares and Option Price. The Option entitles the Optionee to purchase [___] shares of the Company’s common stock, par value $.15 per share (the “Option Shares”), at a price of [___] per share (the “Option Price”).
     2. Period of Option. The term of the Option and of this Option Agreement shall commence on the date hereof (the “Grant Date”) and terminate upon the earlier of (i) the expiration of                      years from the Grant Date, or (ii) the occurrence of one of the events set forth under Section 6.4.1 of the Plan. Upon termination of the Option, all rights of the Optionee hereunder shall cease.
     3. Vesting of Options.
Option 1: Immediate Vesting
     The Option Shares granted hereunder shall be fully vested and nonforfeitable at all times, except as otherwise provided herein.
     The right of the Optionee to purchase Shares may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above[, but in no event earlier than ___months following the Grant Date].
Option 2: Graduated Vesting
     For so long as the Optionee is employed by or provides services to the Company or a Subsidiary, the Option Shares granted hereunder shall vest as follows:
     (a)                      percent (___%) of the Option Shares (rounded down to the nearest whole number of shares) on                     ;
     (b) An additional                      percent (___%) of the Option Shares (rounded down to the nearest whole number of shares) on                     ; and
     (c) The remainder of the Option Shares on                     .
     Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control (subject to the limitations set forth in the Plan).

     The right of the Optionee to purchase shares with respect to which this Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above[, but in no event earlier than ___months following the Grant Date].
Option 3: Cliff Vesting
     For so long as the Optionee is employed by or provides services to the Company or a Subsidiary, the Option Shares granted hereunder shall vest on                     . Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control (subject to the limitations set forth in the Plan).
     The right of the Optionee to purchase shares with respect to which this Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above[, but in no event earlier than ___months following the Grant Date].
     4. Non-transferability of Option. The Option and this Option Agreement shall not be transferable otherwise than by will or by laws of descent and distribution; and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee or by the Optionee’s legal representative.
     5. Exercise of Option. The Option shall be exercised in the following manner: the Optionee, or the person or persons having the right to exercise the Option upon the death or Disability of the Optionee, shall deliver to the Company written notice specifying the number of vested Option Shares which the Optionee elects to purchase, together with either (i) cash, (ii) shares of Company common stock having Fair Market Value determined as of the date of exercise, or (iii) any combination of the above, the sum of which equals the total price to be paid upon the exercise of the Option, and the stock purchased shall thereupon be promptly delivered. The Optionee will not be deemed to be a holder of any shares pursuant to exercise of the Option until the date of issuance to the Optionee of a stock certificate for such shares and until the shares are paid in full.
     6. Termination of Service.
     If the Optionee incurs a Termination of Service by the Company or a Subsidiary for Cause, the Optionee’s unexercised Option Shares, irrespective of whether or not vested, shall be immediately forfeited.
     If the Optionee incurs a Termination of Service due to death or Disability, the Optionee may exercise his or her unexercised and vested Option Shares for a period of up one (1) year following the Optionee’s Termination of Service.
     If the Optionee incurs a Termination of Service for any reason other than described in (a) or (b) above, the Optionee may exercise his or her unexercised and vested Option Shares for a period of up ninety (90) days after the Optionee’s Termination of Service.
     7. Notices. Any notice required or permitted under this Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee either at the Optionee’s address set forth below or such other address as the Optionee may designate in writing to the Company, or the Company: Attention: Board of

Directors/Corporate Secretary, at the Company’s address or such other address as the Company may designate in writing to the Optionee.
     8. Withholding of Taxes. As a condition to the issuance of the Option Shares, the Optionee shall (a) remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state or local laws as a result of the exercise of the Option; or (b) instruct the Company to withhold in accordance with applicable law from any compensation payable to the Optionee the taxes required to be held by the Company under federal, state or local laws as a result of the exercise of the Option; or (c) instruct the Company to withhold such number of shares as are necessary for the fair market value of such shares to equal the amount of taxes required to be withheld by the Company, under federal, state, or local laws as a result of the exercise of the Option. The determination of the amount of any such withholding shall be made by the Company.
     9. Disposition of Option Shares. It is understood that this Option is intended to qualify as an “Incentive Stock Option” as defined in Section 422 of the Code. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any Shares acquired upon exercise of the Option within one (1) year after the day of the transfer of such Shares to the Optionee, nor within two (2) years after the Grant Date of the Option. If the Optionee disposes (whether by sale, exchange, gift, transfer or otherwise), of any such Shares within said periods, the Optionee will notify the Company in writing within ten (10) days after such disposition.
     10. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.
     11. Incorporation of Plan. The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement are subject to all terms and conditions of the Plan.
     12. Amendments. This Option Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.
     13. Successors and Assigns. This Option Agreement shall inure to the benefit of and be binding upon the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Option Agreement on the day and year first above written.

COMPANY:	ENERGY WEST, INCORPORATED

By:

Title:

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan herein incorporated by reference.

OPTIONEE: